Pruco Life Insurance Company                                                   Sun-Jin Moon
Vice President and Assistant Secretary

Pruco Life Insurance Company
213 Washington Street
Newark, NJ 07102-2992
(973) 802-4708 fax: (973) 802-9560

September 9, 2013

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

Re:  Pruco Life Variable Universal Account (File No. 811-5826)

Dear Commissioners:

On behalf of Pruco Life Insurance Company and the Pruco Life Variable Universal Account (the “Account”), we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940 (the “Act”), that the Account’s semi-annual report for the period ending June 30, 2013 has been transmitted to contract owners in accordance with Rule 30e-2 under the Act.

We incorporate by reference the following semi-annual reports for the underlying funds:

1.	Filer/Entity:AIM Variable Insurance Funds
(Invesco Variable Insurance Funds)
Registration No.:811-07452
CIK No.:0000896435
Accession No.:0001193125-13-344693
Date of Filing:08/23/13

2.Filer/Entity:American Century Variable Portfolios, Inc.
Registration No.:811-05188
CIK No.:0000814680
Accession No.:000143779-13-011225
Date of Filing:08/22/13

3.Filer/Entity:Advanced Series Trust ("AST")
Registration No.:811-05186
CIK No.:0000814679
Accession No.:0001193125-13-354258
Date of Filing:09/03/13

4.Filer/Entity:Dreyfus Investment Portfolios
Registration No.:811-08673
CIK No.:0001056707
Accession No.:0001056707-13-000025
Date of Filing:08/14/13

5.Filer/Entity:Dreyfus Socially Responsible Growth Fund, Inc.
Registration No.:811-07044
CIK No.:0000890064
Accession No.:0000890064-13-000015
Date of Filing:08/14/13

6.Filer/Entity:Dreyfus Variable Investment Fund
Registration No.:811-05125
CIK No.:0000813383
Accession No.:0000813383-13-000027
Date of Filing:08/15/13

7.Filer/Entity:Franklin Templeton Variable Insurance Products Trust
Registration No.:811-05583
CIK No.:0000837274
Accession No.:0001193125-13-353060
Date of Filing:08/30/13

8.Filer/Entity:Goldman Sachs Variable Insurance Trust
Registration No.:811-08361
CIK No.:0001046292
Accession No.:0001193125-13-344709
Date of Filing:08/23/13

9.Filer/Entity:Janus Aspen Series
Registration No.:811-07736
CIK No.:0000906185
Accession No.:0000950123-13-007317
Date of Filing:08/29/13

10.Filer/Entity:JPMorgan Insurance Trust
Registration No.:811-07874
CIK No.:0000909221
Accession No.:0001193125-13-345535
Date of Filing:08/23/13

11.Filer/Entity:M Fund, Inc.
Registration No.:811-09082
CIK No.:0000948258
Accession No.:0001104659-13-067316
Date of Filing:08/30/13

12.Filer/Entity:MFS Variable Insurance Trust
Registration No.:811-8326
CIK No.:0000918571
Accession No.:0001193125-13-349971
Date of Filing:08/28/13

13.Filer/Entity:Neuberger Berman Advisers Management Trust ("AMT")
                Registration No.:811-04255
CIK No.:0000736913
Accession No.:0000898432-13-001148
Date of Filing:08/23/13

14.           Filer/Entity:Northern Lights Variable Trust
            Registration No.:811-21853
CIK No.:0001352621
Accession No.:     000910472-13-003561
Date of Filing:     08/29/13

15.Filer/Entity:Oppenheimer Variable Account Funds
Registration No.:811-04108
CIK No.:0000752737
Accession No.:0001193125-13-353778
Date of Filing:08/30/13

16.Filer/Entity:ProFunds VP
Registration No.:811-08239
CIK No.:0001039803
Accession No.:0001104659-13-068345
Date of Filing:09/06/13

17.Filer/Entity:T. Rowe Price International Stock Portfolio
Registration No.:811-07143
CIK No.:0000918292
Accession No.:0001206774-13-002968
Date of Filing:08/20/13

18.Filer/Entity:The Prudential Series Fund, Inc.
Registration No.:811-03623
CIK No.:0000711175
Accession No.:0001193125-13-347836
Date of Filing:08/27/13

If you have any questions regarding this filing, please contact me at (973) 802-4708.

       Sincerely,

                          /s/ Sun-Jin Moon
       _____________________________
Sun-Jin Moon

VIA EDGAR